Business And Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Business And Summary Of Significant Accounting Policies
Business and Summary of Significant Accounting Policies
Discussion of Business and Structure
GrafTech International Ltd. (the “Company”) is a leading manufacturer of high quality graphite electrode products essential to the production of electric arc furnace steel and other ferrous and non-ferrous metals. References herein to “GTI,” “we,” “our,” or “us” refer collectively to GrafTech International Ltd. and its subsidiaries. On August 15, 2015, GTI became an indirect wholly owned subsidiary of Brookfield Asset Management Inc. (“Brookfield”) through a tender offer to our former stockholders and subsequent merger transaction.
The Company’s only reportable segment, Industrial Materials, is comprised of our two major product categories: graphite electrodes and needle coke products. Needle coke is the key raw material to producing graphite electrodes. The Company's vision is to provide the highest quality graphite electrodes at the lowest cost while providing the best customer service all while striving to be the lowest cost producer.
We previously operated an Engineered Solutions business segment. See Note 3 “Discontinued Operations and Assets Held for Sale” for further information. All results from the Engineered Solutions business have been excluded from continuing operations, unless otherwise indicated.
Summary of Significant Accounting Policies
The Consolidated Financial Statements include the financial statements of GrafTech International Ltd. and its wholly owned subsidiaries. All intercompany transactions have been eliminated in consolidation.
Cash Equivalents
We consider all highly liquid financial instruments with original maturities of three months or less to be cash equivalents. Cash equivalents consist of certificates of deposit, money market funds and commercial paper.
Revenue Recognition
The Company adopted ASC 606 on January 1, 2018. The adoption of ASC 606 represents a change in accounting principle that will more closely align revenue recognition with the delivery of the Company's goods and will provide financial statement readers with enhanced disclosures. The reported results for 2018 reflect the application of ASC 606 guidance while the reported results for 2017 and prior were prepared under the guidance of ASC 605, Revenue Recognition (ASC 605), which is also referred to herein as the "previous revenue guidance".
Prior to the adoption of ASC 606, revenue from sales of our commercial products was recognized when they met four basic criteria (1) persuasive evidence of an arrangement existed, (2) delivery had occurred, (3) the amount was determinable and (4) collection was reasonably assured. Sales were recognized when both title and the risks and rewards of ownership were transferred to the customer or services had been rendered and fees had been earned in accordance with the contract.
In accordance with ASC 606, revenue is recognized when a customer obtains control of promised goods. The amount of revenue recognized reflects the consideration to which the Company expects to be entitled to receive in exchange for these goods. See Note 2 "Revenue from Contracts with Customers" for more information.
Inventories
Inventories are stated at the lower of cost or market. Cost is principally determined using the “first-in first-out” (“FIFO”) and average cost, which approximates FIFO, methods. Elements of cost in inventory include raw materials, direct labor and manufacturing overhead.
We allocate fixed production overheads to the costs of conversion based on normal capacity of the production facilities. We recognize abnormal amounts of idle facility expense, freight, handling costs, and wasted materials (spoilage) as current period charges.
Property, Plant and Equipment
Expenditures for property, plant and equipment are recorded at cost. Maintenance and repairs of property and equipment are expensed as incurred. Expenditures for replacements and betterments are capitalized and the replaced assets are retired. Gains and losses from the sale of property are included in cost of sales or other expense (income), net. We depreciate our assets using the straight-line method over the estimated useful lives of the assets. The ranges of estimated useful lives are as follows:

Years
Buildings	25-40
Land improvements	20
Machinery and equipment	5-20
Furniture and fixtures	5-10

The carrying value of fixed assets is assessed when events and circumstances indicating impairment are present. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to future undiscounted net cash flows expected to be generated by the assets. If the assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.
Depreciation expense was $53.5 million, $50.4 million, and $63.4 million in 2018, 2017 and 2016, respectively. Capital expenditures within accounts payable totaled $13.7 million and $13.6 as of December 31, 2018 and 2017, respectively.
Accounts Receivable
Trade accounts receivable primarily arise from sales of goods to customers and distributors in the normal course of business.
Allowance for Doubtful Accounts
Judgment is required in assessing the likelihood of collection of receivables, including the current creditworthiness of each customer, related aging of the past due balances and the facts and circumstances surrounding any non-payment. We evaluate specific accounts when we become aware of a situation where a customer may not be able to meet its financial obligations. The reserve requirements are based on the best facts available to us and are reevaluated and adjusted as additional information is received. Receivables are charged off when amounts are determined to be uncollectible.
Capitalized Bank Fees
We capitalize bank fees upon the incurrence of debt and record them as a contra-liability against our debt. We had capitalized bank fees of $24.3 million and $0.4 million as of December 31, 2018 and 2017, respectively. We amortize such amounts over the life of the respective debt instrument using the effective interest method. The estimated life may be adjusted upon the occurrence of a triggering event. Amortization of capitalized bank fees amounted to $3.5 million and $0.3 million and $0.2 million in 2018, 2017 and 2016, respectively. Capitalized bank fee amortization is included in interest expense.
Derivative Financial Instruments
We do not use derivative financial instruments for trading purposes. They are used to manage well-defined commercial risks associated with commodity purchases and currency exchange rate risks. On the date that a derivative contract for a hedging instrument is entered into, the Company designates the derivative as either (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or of an unrecognized firm commitment (a fair value hedge), (2) a hedge of the exposure of a forecasted transaction or of the variability in the cash flows of a recognized asset or liability (a cash flow hedge), (3) a hedge of a net investment in a foreign operation (a net investment hedge) or 4) a contract not designated as a hedging instrument.
For a fair value hedge, both the effective and ineffective portions of the change in the fair value of the derivative are recorded in earnings and reflected in the Consolidated Statement of Operations on the same line as the gain or loss on the hedged item attributable to the hedged risk. For a cash flow hedge, the effective portion of the change in the fair value of the derivative is recorded in accumulated other comprehensive loss in the consolidated balance sheet. When the underlying hedged transaction is realized, the gain or loss included in accumulated other comprehensive loss is recorded in earnings and reflected in the Consolidated Statement of Operations on the same line as the gain or loss on the hedged item attributable to the hedged risk. For a net investment hedge, the effective portion of the change in the fair value of the derivative is recorded in cumulative translation adjustment, which is a component of accumulated other comprehensive loss in the consolidated balance sheet.
We formally document our hedge relationships, including the identification of the hedging instruments and the related hedged items, as well as our risk management objectives and strategies for undertaking the hedge transaction. Derivatives are recorded at fair value in other current and long-term assets and other current and long-term liabilities in the consolidated balance sheet. We also formally assess, both at inception and at least quarterly thereafter, whether a derivative used in a hedging transaction is highly effective in offsetting changes in either the fair value or the cash flows of the hedged item. When it is determined that a derivative ceases to be highly effective, we discontinue hedge accounting.
Foreign Currency Derivatives
We enter into foreign currency derivatives from time to time to manage exposure to changes in currency exchange rates. These instruments, which include, but are not limited to, forward exchange contracts and purchased currency options, attempt to hedge global currency exposures, relating to non-dollar denominated debt and identifiable foreign currency receivables, payables and commitments held by our foreign and domestic subsidiaries. Forward exchange contracts are agreements to exchange different currencies at a specified future date and at a specified rate. Purchased foreign currency options are instruments which give the holder the right, but not the obligation, to exchange different currencies at a specified rate at a specified date or over a range of specified dates. The result is the creation of a range in which a best and worst price is defined, while minimizing option cost. Forward exchange contracts and purchased currency options are carried at fair value.
These contracts may be designated as Cash-Flow or Fair Value hedges to the extent that they are effective and are accounted for as described in section above (“Derivative Financial Instruments”).. For derivatives that are not designated as a hedge, any gain or loss is immediately recognized in Cost of Sales on the Consolidated Statements of Operations. Derivatives used in this manner relate to risks resulting from assets or liabilities denominated in a foreign currency.
Commodity Derivative Contracts
We have entered into derivative contracts for refined oil products. These contracts are entered into to protect against the risk that eventual cash flows related to these products will be adversely affected by future changes in prices. All commodity contracts are carried at fair value and are treated as hedges to the extent they are effective. Changes in their fair values are included in accumulated other comprehensive income (loss) in the Consolidated Balance Sheets until settlement. Realized gains and losses resulting from settlement are recognized in accumulated other comprehensive income (loss) and are recorded in cost of sales on the Consolidated Statements of Operations when the underlying hedged item is realized.
Research and Development
Expenditures relating to the development of new products and processes, including significant improvements to existing products, are expensed as incurred.
Income Taxes
We file a consolidated United States (“U.S.”) federal income tax return for GTI and its eligible domestic subsidiaries. Our non-U.S. subsidiaries file income tax returns in their respective local jurisdictions. We account for income taxes under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax benefit carry forwards. Deferred tax assets and liabilities at the end of each period are determined using enacted tax rates. A valuation allowance is established or maintained, when, based on currently available information and other factors, it is more likely than not that all or a portion of a deferred tax asset will not be realized.
Under the guidance on accounting for uncertainty in income taxes, we recognize the benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position are measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. The guidance on accounting for uncertainty in income taxes also provides guidance on derecognition, classification, interest and penalties on income taxes, and accounting in interim periods.
As a result of the enactment of the Tax Act of 2017, the Company is required to make an accounting policy election of either (1) treating taxes due on future U.S. inclusions in taxable income related to Global Intangible Low Tax Income ("GILTI") as a current period expense when incurred (the “period cost method”) or (2) factoring such amounts into the Company’s measurement of its deferred taxes (the “deferred method”). The Company’s accounting policy will be to treat taxes due on future U.S. inclusions in taxable income related to GILTI as a current period expense when incurred. See Note 14 "Income Taxes" for more information.
Retirement Plans and Postretirement Benefits
We use actuarial methods and assumptions to account for our defined benefit pension plans and our postretirement benefits. We immediately recognize the change in the fair value of plan assets and net actuarial gains and losses annually in the fourth quarter of each year with a mark-to-market adjustment ("MTM Adjustment") and whenever a plan is remeasured (e.g. due to a significant curtailment, settlement, etc.). Pension and postretirement benefits expense includes the MTM adjustment, actuarially computed cost of benefits earned during the current service period, the interest cost on accrued obligations, the expected return on plan assets based on fair market values, and adjustments due to plan settlements and curtailments. Contributions to the qualified U.S. retirement plan are made in accordance with the requirements of the Employee Retirement Income Security Act of 1974.
Postretirement benefits and benefits under the non-qualified retirement plan have been accrued, but not funded. The estimated cost of future postretirement life insurance benefits is determined by the Company with assistance from independent actuarial firms using the “projected unit credit” actuarial cost method. Such costs are recognized as employees render the service necessary to earn the postretirement benefits. We record our balance sheet position based on the funded status of the plan.
Additional information with respect to benefits plans is set forth in Note 12, “Retirement Plans and Postretirement Benefits.”
Environmental, Health and Safety Matters
Our operations are governed by laws addressing protection of the environment and worker safety and health. These laws provide for civil and criminal penalties and fines, as well as injunctive and remedial relief, for noncompliance and require remediation at sites where hazardous substances have been released into the environment.
We have been in the past, and may become in the future, the subject of formal or informal enforcement actions or proceedings regarding noncompliance with these laws or the remediation of company-related substances released into the environment. Historically, such matters have been resolved by negotiation with regulatory authorities resulting in commitments to compliance, abatement or remediation programs and in some cases payment of penalties. Historically, neither the commitments undertaken nor the penalties imposed on us have been material.
Environmental considerations are part of all significant capital expenditure decisions. Environmental remediation, compliance and management expenses were approximately $12.4 million, $8.0 million and $8.3 million in 2018, 2017 and 2016, respectively. A charge to income is recorded when it is probable that a liability has been incurred and the cost can be reasonably estimated. When payments are fixed or determinable, the liability is discounted using a rate at which the payments could be effectively settled. The accrued liability relating to environmental remediation was $4.2 million as of December 31, 2018 and $2.1 million as of December 31, 2017. The increase in the liability was the result of a revised estimate for asset retirement obligations related to landfills.
Our environmental liabilities do not take into consideration possible recoveries of insurance proceeds. Because of the uncertainties associated with environmental remediation activities at sites where we may be potentially liable, future expenses to remediate sites could be considerably higher than the accrued liability.
Foreign Currency Translation and Remeasurement
We translate the financial statements of foreign subsidiaries, whose local currency is their functional currency, to U.S. dollars using period-end exchange rates for assets and liabilities and weighted average exchange rates for each period for revenues, expenses, gains and losses. Differences arising from exchange rate changes are included in accumulated other comprehensive loss on the Consolidated Balance Sheets until such time as the operations of such non-U.S. subsidiaries are sold or substantially or completely liquidated.
For our Mexican, Swiss and Russian subsidiaries, whose functional currency is the U.S. dollar, we remeasure non-monetary balance sheet accounts and the related income statement accounts at historical exchange rates. Resulting gains and losses arising from the fluctuations in currency for monetary accounts are recognized in other (income) expense, net, in the Consolidated Statements of Operations. Gains and losses arising from fluctuations in currency exchange rates on transactions denominated in currencies other than the functional currency are recognized in earnings as incurred.
We have non-dollar denominated intercompany loans between some of our foreign subsidiaries. These loans are subject to remeasurement gains and losses due to changes in currency exchange rates. Certain of these loans had been deemed to be essentially permanent prior to settlement and, as a result, remeasurement gains and losses on these loans were recorded as a component of accumulated other comprehensive income (loss) in the stockholders’ equity section of the Consolidated Balance Sheets. The remaining loans are deemed to be temporary and, as a result, remeasurement gains and losses on these loans are recorded as currency (gains/losses) in other (income) expense, net, on the Consolidated Statements of Operations.
Goodwill and Other Intangible Assets
Goodwill is the excess of the acquisition cost of businesses over the fair value of the identifiable net assets acquired. We do not recognize deferred income taxes for the difference between the assigned value and the tax basis related to nondeductible goodwill. Goodwill is not amortized; however, impairment testing is performed annually or more frequently if circumstances indicate that impairment may have occurred. We perform the annual goodwill impairment test at December 31.
The annual goodwill impairment testing may begin with a qualitative assessment of potential impairment indicators in order to determine whether it is necessary to perform the two-step goodwill impairment test.
The impairment test for goodwill uses a two-step approach, which is performed at the reporting unit level. Step one compares the fair value of the reporting unit to its carrying value. The fair value for each reporting unit with goodwill is determined in accordance with accounting guidance on determining fair value, which requires consideration of the income, market, and cost approaches as applicable. If the carrying value exceeds the fair value, there is potential impairment and step two must be performed. Step two compares the carrying value of the reporting unit’s goodwill to its implied fair value (i.e., fair value of the reporting unit less the fair value of the unit’s assets and liabilities, including identifiable intangible assets). If the implied fair value of goodwill is less than the carrying amount of goodwill, an impairment is recognized.
Other amortizable intangible assets, which consist primarily of trademarks and trade names, customer-related intangibles and technological know-how, are amortized over their estimated useful lives using the straight line or sum-of-the-years digits method. The estimated useful lives for each major category of amortizable intangible assets are:

Years
Trade name	5-10
Technology and know-how	5-9
Customer related intangible	5-14

Additional information about goodwill and other intangibles is set forth in Note 6 “Goodwill and Other Intangible Assets.”
Major Maintenance and Repair Costs
We perform scheduled major maintenance of the storage and processing units at our Seadrift plant (referred to as “overhaul”). Time periods between overhauls vary by unit. We also perform an annual scheduled significant maintenance and repair shutdown of the plant (referred to as “turnaround”).
Costs of overhauls and turnarounds include plant personnel, contract services, materials, and rental equipment. We defer these costs when incurred and use the straight-line method to amortize them over the period of time estimated to lapse until the next scheduled overhaul of the applicable storage or processing unit. Under this policy $9.8 million was deferred in 2018 and no costs were deferred in 2017. Amortization of deferred maintenance costs totaled $3.1 million, $3.3 million and $7.0 million in 2018, 2017 and 2016, respectively.
Earnings per share
The calculation of basic earnings per share is based on the number of common shares outstanding after giving effect to the stock split effected on April 12, 2018 and common stock repurchase on August 13, 2018. Diluted earnings per share recognizes the dilution that would occur if stock options or restricted shares were exercised or converted into common shares. See Note 15 “Earnings Per Share”.
Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the Consolidated Financial Statements and the reported amounts of revenue and expenses. Significant estimates and assumptions are used for, but are not limited to inventory valuation, pension and other post-retirement benefits, allowance for doubtful accounts, contingent liabilities, accruals and valuation allowances, asset impairment, and environmental-related accruals. Actual results could differ from our estimates.
Discontinued Operations and Assets Held for Sale
When Management commits to a plan to sell assets or asset groups and a sale is probable, we reclassify those assets or asset groups into "Assets Held for Sale".  Upon reclassification to assets held for sale, we evaluate the book value of the disposal groups against their fair value less costs to sell and as a result may impair the assets / asset groups. As and if new information becomes available on the fair value of the assets/asset groups , we may adjust accordingly the impairment.
Once the assets of a business have been classified as held for sale, we evaluate if the divestiture represents a strategic shift in operations and if so, we exclude the results of this business from continuing operations.  All results are reported as gain or loss from discontinued operations, net of tax.  During the second quarter of 2016, our Engineered Solutions business qualified as discontinued operations and as such, all its results have been excluded from continuing operations.  See Note 3 "Discontinued Operations and Related Assets Held for Sale".
Subsequent Events
We evaluate events that occur after the balance sheet date but before financial statements are issued to determine if a material event requires our amending the financial statements or disclosing the event. See Note 18 "Subsequent Events" for further details.
Recent Accounting Standards
Recently Adopted Accounting Standards
In May 2014, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2014-09, Revenue from Contracts with Customers (Topic 606) . The Company adopted ASU 2014-09 and its related amendments (collectively known as ASC 606) effective on January 1, 2018 using the modified retrospective method. Please see Note 2 "Revenue from Contracts with Customers" for the required disclosures related to the impact of adopting this standard and a discussion of the Company's updated policies related to revenue recognition.
In August 2016, the FASB issued ASU No. 2016-15, Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Payments,clarifying guidance on the classification of certain cash receipts and payments in the statement of cash flows. The adoption of ASU 2016-15 on January 1, 2018 did not have a material impact on our consolidated financial statements.
In March 2017, the FASB issued ASU No. 2017-07, Compensation-Retirement Benefits (Topic 715). This standard requires an entity to report the service cost component in the same line item as other compensation costs. The other components of net (benefit) cost, including our annual mark-to-market remeasurement, will be presented in the income statement separately from the service cost component and outside a subtotal of income from operations. The adoption of ASU No. 2017-07 on January 1, 2018 changed the presentation of benefit expenses, but did not have a material impact on our consolidated financial statements. The components of the net (benefit) cost are shown in Note 12, "Retirement Plans and Postretirement Benefits." The following table summarizes the adjustments made to conform prior period classifications to the new guidance:

	For the Year Ended December 31, 2017			For the Year Ended December 31, 2016
	(dollars in thousands)
	As Reported	Effect of Accounting Change	As Adjusted	As Reported	Effect of Accounting Change	As Adjusted
Cost of Sales	$461,339	$206	$461,545	$448,016	$1,212	$449,228
Research and development	2,951	505	3,456	2,399	135	2,534
Selling and administrative expenses	49,479	3,027	52,506	57,784	731	58,515
Other (income) expense, net	1,634	(3,738)	(2,104)	(2,188)	(2,078)	(4,266)

Accounting Standards Not Yet Adopted
In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). Under this new guidance, a company will now recognize most leases on its balance sheet as lease liabilities with corresponding right-of-use assets. This ASU is effective for fiscal years beginning after December 15, 2018.  The Company plans to adopt ASU No. 2016-02 on January 1, 2019, using the modified retrospective approach with the option of not restating comparative prior periods presented in the financial statements.  Under this method, we will recognize the effects of applying ASC 842 as a cumulative-effect adjustment to the opening balance of retained earnings as of the effective date of adoption of January 1, 2019. The Company has completed its evaluation of the contracts. We anticipate additional assets and liabilities of approximately $10 million to be recorded as a result with no material adjustment to retained earning required.
In January 2017, the FASB issued ASU No. 2017‑04, Intangibles‑Goodwill and Other (Topic 350). This guidance was issued to simplify the accounting for goodwill impairment. The guidance removes the second step of the goodwill impairment test, which requires that a hypothetical purchase price allocation be performed to determine the amount of impairment, if any. Under this new guidance, a goodwill impairment charge will be based on the amount by which a reporting unit’s carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. The guidance will become effective on a prospective basis for the Company on January 1, 2020 with early adoption permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The adoption of this standard is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.